Exhibit 13.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of FRONTEO, Inc., a Japanese corporation (the “Company”), does hereby certify that, to such officer’s knowledge:

1.    The accompanying Annual Report of the Company on Form 20-F for the period ended March 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2019

	By:	/s/ Masahiro Morimoto
	Name:	Masahiro Morimoto
	Title:	Chief Executive Officer and Chairman of the Board

Date: July 31, 2019

	By:	/s/ Tomohiro Uesugi
	Name:	Tomohiro Uesugi
	Title:	Chief Financial Officer, Chief Administrative Officer and Director